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EXHIBIT 23.3

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accounts, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report included in Dial Thru International Corporations' Annual Report on Form 10-K dated January 9, 2002 and to all references to our firm included in this registration statement.

/s/ Arthur Andersen LLP

Atlanta, GA
March 22, 2002

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  EXHIBIT 23.3
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS